Exhibit 10.102
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OEM PURCHASE AGREEMENT
FIFTH AMENDMENT
This FIFTH Amendment (“Amendment”) is effective as of April 20, 2007 (the “Effective Date”) and amends the OEM Purchase Agreement dated December 16, 2002 (“Agreement”) by and between Hewlett-Packard Company a Delaware Corporation having a place of Business located at 3000 Hanover Street, Palo Alto, Ca 94304, and Brocade Communications Systems, Inc., a Delaware corporation having its principal place of business located at 1745 Technology Drive, San Jose, California 95110 (“Brocade”).
RECITALS
WHEREAS, HP and Brocade have entered into the Agreement pursuant to which HP agreed to purchase and Brocade agreed to sell OEM Products in accordance with the terms and conditions set forth therein; and
WHEREAS, Section 5 NONCOMPLYING PRODUCTS of the OEM Agreement defines the current terms for lead times for return of repaired or replacement FRU’s/products from Brocade to HP; and
WHEREAS, HP and Brocade wish to modify these lead-times;
NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Brocade agree as follows.
Section 5 NONCOMPLYING PRODUCTS will be modified as follows:
5.2 Replacement and Repair Period: Supplier will return the replacement or repaired OEM Products as soon as possible but in no event later than [**] after receipt of the Noncomplying Product from HP, with the exception of those returns originating from EMEA, which term will be no later than [**] days after receipt. This lead-time adjustment will apply solely to the list of non-RoHS compliant whole switch FRU part numbers, in Attachment A of this FIFTH Amendment. Supplier’s opportunity to cure any failure to meet such deadline, pursuant to Article (18) below, will apply to only two such breaches per OEM Product or Part Number during the term,
Add 5.3 as follows:
5.3 Non-RoHS Whole FRU Tracking: Supplier will track the non-RoHS whole switch unit FRU’s received from HP EMEA to ensure the same units are returned after repair to PO ship to address located within HP EMEA, which will be identified by the assigned RMA number, serial number and associated HP Purchase Order. Supplier will notify HP EMEA if supplier chooses to return a RoHS compliant whole switch unit FRU as a replacement for the non-RoHS FRU as a result of being scrapped, or the defective unit being non-repairable, or instruct HP EMEA to modify and/or close short the repair Purchase Order when the same non-RoHS unit cannot be returned.

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HP / Brocade CONFIDENTIAL

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The parties have caused this Amendment to be executed by their duly authorized representatives as indicated below.

AGREED:
BROCADE COMMUNICATIONS			HEWLETT-PACKARD COMPANY (“HP”)
SYSTEMS INC. (“SUPPLIER”)

By:	/s/ Jill Cameron		By:	/s/ Julie A. Uranga

	Name:	Jill Cameron		Name:	Julie A. Uranga
	Title:	Dir. WW Sales Operations		Title:	Procurement Manager

Date:	5/24/07		Date:	August 3, 2007

AGREED:
BROCADE COMMUNICATIONS			HEWLETT-PACKARD COMPANY
SWITZERLAND, SARL. (“SUPPLIER”)			(“HP”)

By:	/s/ Ulrich Plechschmidt		By:

	Name:	Ulrich Plechschmidt		Name:
	Title:	Vice President EMEA		Title:

Date:	25 May 2007		Date:

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

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ATTACHMENT A
Non-RoHS Compliant Whole Switch Unit FRU Part Number List

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL